UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 3, 2011

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 3, 2011, Microsoft Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., HSBC Securities (USA) Inc., Morgan Stanley & Co. Incorporated and RBS Securities Inc. acted as representatives, for the issuance and sale by the Company of $750,000,000 aggregate principal amount of its 2.500% Notes due 2016 (the “2016 Notes”), $500,000,000 aggregate principal amount of its 4.000% Notes due 2021 (the “2021 Notes”) and $1,000,000,000 aggregate principal amount of its 5.300% Notes due 2041 (the “2041 Notes” and, together with the 2016 Notes and the 2021 Notes, the “Notes”).

The Notes will be issued pursuant to an indenture, dated as of May 18, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by a third supplemental indenture thereto, dated as of February 8, 2011, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). A form of the Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-155495), filed on November 20, 2008, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Securities and Exchange Commission a Prospectus dated November 20, 2008 and a related Prospectus Supplement dated February 3, 2011 (File No. 333-155495).

Interest on the Notes will be payable semi-annually on February 8 and August 8 of each year, commencing on August 8, 2011, to holders of record on the preceding February 1 or August 1, as the case may be.

The 2016 Notes will mature on February 8, 2016, the 2021 Notes will mature on February 8, 2021 and the 2041 Notes will mature on February 8, 2041.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement and the Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 3, 2011

4.2	Third Supplemental Indenture, dated as of February 8, 2011, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.3	Form of Global Note representing the 2016 Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2021 Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2041 Notes (included in Exhibit 4.2)

5.1	Opinion of Weil, Gotshal & Manges LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: February 7, 2011	/s/ Keith R. Dolliver
Keith R. Dolliver
Associate General Counsel, Legal and Corporate
Affairs, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 3, 2011

4.2	Third Supplemental Indenture, dated as of February 8, 2011, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.3	Form of Global Note representing the 2016 Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2021 Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2041 Notes (included in Exhibit 4.2)

5.1	Opinion of Weil, Gotshal & Manges LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation